UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________________________

FORM 8-K/A

AMENDMENT No. 1
TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 1, 2004 (November 2, 2004)

WINDROSE MEDICAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-31375	35-216691

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3502 Woodview Trace, Suite 210
Indianapolis, Indiana 46268
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (317) 860-8180

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE

Item 2.02. Results of Operations and Financial Condition.

     On November 2, 2004, Windrose Medical Properties Trust (the “Trust”) issued a press release announcing financial information for the three and nine months ended September 30, 2004 (the “Press Release”). A copy of the Press Release was furnished as Exhibit 99.1 to the Current Report on Form 8-K that was furnished by the Company on November 3, 2004. The Press Release is incorporated herein by reference in its entirety.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits. The Press Release was furnished as Exhibit 99.1 to the Current Report on Form 8-K, pursuant to Item 2.02 of Form 8-K, that was furnished by the Company on November 3, 2004. The Press Release is incorporated herein by reference in its entirety.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WINDROSE MEDICAL PROPERTIES TRUST
Date: November 30, 2004	By:	/s/ C. Douglas Hanson
C. Douglas Hanson
Chief Financial Officer